Mellon Private Asset Management(SM)

Dreyfus MidCap Index Fund

Dreyfus Small Cap Stock Index Fund

Dreyfus International Stock Index Fund

Investing to match the performance of select stock market indexes

PROSPECTUS March 1, 2001
           As revised, June 15, 2001

THIS PROSPECTUS IS TO BE USED ONLY BY MELLON PRIVATE ASSET MANAGEMENT(SM)
CLIENTS.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                     Contents

               THE FUNDS
               -----------------------------------------------------

               Introduction                                     1

               Dreyfus MidCap Index Fund                        2

               Dreyfus Small Cap Stock Index Fund               6

               Dreyfus International Stock Index Fund          10

               Management                                      14

               Financial Highlights                            16

               YOUR INVESTMENT
               -----------------------------------------------------

               Account Policies                                19

               Distributions and Taxes                         21

               FOR MORE INFORMATION
               -----------------------------------------------------

               Back Cover



The Funds

Dreyfus MidCap Index Fund

Dreyfus Small Cap Stock Index Fund Dreyfus International Stock Index Fund

The Dreyfus Index Funds invest in various types of stocks using an indexing approach. Each fund seeks to match the performance of a different stock market index, as described on the following pages.

In managing their portfolios, the funds do not rely on the professional judgment of a portfolio manager for decisions about asset allocation or securities selection, as do actively managed funds. Instead, each fund looks to its respective index in determining which securities to hold, and in what proportion.

Indexing has the potential to eliminate some of the risks of active management, and to increase an investor's after-tax performance. At the same time, indexing also means that a fund does not have the option of changing its strategy, even at times when it may appear advantageous to do so.

This prospectus is designed to be used only by Mellon Private Asset Management(SM )(MPAM(SM)) clients that maintain qualified fiduciary, custody or other accounts with Mellon Bank, N.A. or Boston Safe Deposit and Trust Company, or their bank affiliates.

INFORMATION ON EACH FUND'S RECENT PERFORMANCE AND HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).

Introduction


Dreyfus MidCap Index Fund
-------------------
Ticker Symbol: PESPX

GOAL/APPROACH

The portfolio seeks to match the performance of the Standard & Poor's MidCap 400 Index. To pursue this goal, the fund generally is fully invested in stocks included in the index, and in futures whose performance is tied to the index.

The fund attempts to have a correlation between its performance and that of the index of at least .95, before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The fund generally invests in all 400 stocks in the S&P MidCap 400 in proportion to their weighting in the index. The S&P MidCap 400 is composed of 400 stocks of medium-size domestic and some Canadian companies with market capitalizations ranging between approximately $100 million and $45 billion, depending on index composition. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities.

Concepts to understand

INDEX FUNDS: mutual funds that are designed to meet the performance of an underlying benchmark index.

To replicate index performance, the manager uses a passive management approach and purchases all or a representative sample of the stocks comprising the benchmark index. Because the fund has expenses, performance will tend to be slightly lower than that of the target benchmark.

MIDCAP COMPANIES: established companies that may not be well known. Midcap companies may lack the resources to weather economic shifts, though they can be faster to innovate than large companies.

MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The value of your investment in the fund will go up and down, which means that you could lose money.

Midsize companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies.

Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds.

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

The correlation between fund and index performance may be affected by the fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

The fund may invest in stock index futures, which could carry additional risks such as losses due to unanticipated market price movements, and could also reduce the opportunity for gain.

Concepts to understand

"Standard & Poor's((reg.tm))," "S&P((reg.tm))," and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

Dreyfus MidCap Index Fund

PAST PERFORMANCE

The bar chart and table below show some of the risks of investing in the fund. The bar chart shows the changes in the fund's performance from year to year. The table compares the fund's average annual total return to that of the S&P MidCap 400, a broad measure of midcap stock performance. Of course, past performance is no guarantee of future results.
                        --------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)


       11.95  13.52  -3.96  30.35  18.52  31.53  18.42  14.02  16.74
91     92     93     94     95     96     97     98     99     00

BEST QUARTER:                                 Q4 '98        +27.84%

WORST QUARTER:                                Q3 '98        -14.57%
                        --------------------------------------------------------

Average annual total return AS OF 12/31/00




                                                                                                                      Since
                                                                                                                    inception
                                                                              1 Year              5 Years           (6/19/91)
                                        --------------------------------------------------------------------------------------------

FUND                                                                          16.74%              19.70%             17.40%

S&P MIDCAP 400                                                                17.50%              20.41%             18.49%*

*    FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 6/30/91 IS USED AS THE
     BEGINNING VALUE ON 6/19/91.


What this fund is --
and isn't

This fund is a mutual fund:
a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge
(load) or Rule 12b-1 distribution fees.
                        --------------------------------------------------------

Fee table

SHAREHOLDER TRANSACTION FEES

% OF TRANSACTION AMOUNT

Maximum redemption fee*                                                    1.00%

CHARGED ONLY WHEN SELLING SHARES

OWNED FOR LESS THAN SIX MONTHS
                        --------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                            0.25%

Shareholder services fee                                                   0.25%

Other expenses                                                             0.00%
                         -------------------------------------------------------

TOTAL
0.50%

* GENERALLY, NO REDEMPTION FEE WILL BE CHARGED UPON THE REDEMPTION OR EXCHANGE OF FUND SHARES PURCHASED THROUGH OMNIBUS ACCOUNTS.

                        --------------------------------------------------------



Expense example

1 Year                            3 Years                    5 Years                         10 Years

-------------------------------------------------------------------------------------------------------------------

$51                               $160                       $280                           $628



                        This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

Under the fund's management contract, Dreyfus has agreed to pay all of the fund's expenses, except management fees, shareholder services fees, brokerage commissions, taxes, interest, fees and expenses of independent counsel to the fund and the non-interested board members, and extraordinary expenses.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

Dreyfus MidCap Index Fund

Dreyfus Small Cap Stock Index Fund
------------------
Ticker Symbol: DISSX

GOAL/APPROACH

The portfolio seeks to match the performance of the Standard & Poor's Small Cap 600 Index. To pursue this goal, it will invest in a representative sample of stocks included in the S&P Small Cap 600 Index, and in futures whose performance is related to the index, rather than attempt to replicate the index.

The fund attempts to have a correlation between its performance and that of the index of at least .95, before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The fund's portfolio is selected by a "sampling" process based on market capitalization, industry representation and other means. The fund expects to invest in approximately 500 or more of the stocks in the index. However, at times, the fund may be fully invested in all the stocks that comprise the S&P Small Cap 600 Index. Under these circumstances, the fund maintains approximately the same weighting for each stock as the index does.

The S&P Small Cap 600 Index is composed of 600 domestic stocks with market capitalizations ranging between approximately $40 million and $6 billion, depending on index composition. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities.

Concepts to understand

SMALL-CAPITALIZATION COMPANIES: new, often entrepreneurial companies. Small-cap companies tend to grow faster than larger-cap companies, but frequently are more volatile, more vulnerable to major setbacks, and have a higher failure rate than larger companies.

SAMPLING: a statistical process used to select stocks so that the portfolio has investment characteristics that closely approximate those of the index.

MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The value of your investment in the fund will go up and down, which means that you could lose money.

Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of funds emphasizing other types of stocks (such as large-cap or international stocks).

Small companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. Some of the fund's investments will rise and fall based on investor perceptions rather than economics.

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

The correlation between fund and index performance may be affected by the fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

The fund may invest in stock index futures, which could carry additional risks such as losses due to unanticipated market price movements, and could also reduce the opportunity for gain.

Concepts to understand

"Standard & Poor's((reg.tm))," "S&P((reg.tm))," and "Standard & Poor's Small Cap 600 Index" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

Dreyfus Small Cap Stock Index Fund

PAST PERFORMANCE

The bar chart and table below show some of the risks of investing in the fund. The bar chart shows the changes in the fund's performance from year to year. The table compares the fund's average annual total return to that of the S&P Small Cap 600, a broad measure of stock performance. Of course, past performance is no guarantee of future results.
                        --------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

                                                 -1.62  12.14  11.28
91     92     93     94     95     96     97     98     99     00


BEST QUARTER:                                 Q4 '98        +17.21%

WORST QUARTER:                                Q3 '98        -20.86%
                        --------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                   Since
                                                                 inception
                                               1 Year            (6/30/97)
                        --------------------------------------------------------

FUND                                           11.28%              9.63%

S&P SMALL CAP 600                              11.81%             10.01%

What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge
(load) or Rule 12b-1 distribution fees.
                        --------------------------------------------------------

Fee table

SHAREHOLDER TRANSACTION FEES

% OF TRANSACTION AMOUNT

Maximum redemption fee*                                                    1.00%

CHARGED ONLY WHEN SELLING SHARES

OWNED FOR LESS THAN SIX MONTHS
                        ---------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                            0.25%

Shareholder services fee                                                   0.25%

Other expenses**                                                           0.01%
                         --------------------------------------------------

TOTAL                                                                      0.51%

* GENERALLY, NO REDEMPTION FEE WILL BE CHARGED UPON THE REDEMPTION OR EXCHANGE OF FUND SHARES PURCHASED THROUGH OMNIBUS ACCOUNTS.

** THE AMOUNT NOTED IN "OTHER EXPENSES" REFLECTS INTEREST PAYMENTS IN CONNECTION WITH CERTAIN FUND BORROWING.

                        --------------------------------------------------------


Expense example

1 Year                     3 Years                    5 Years                           10 Years

---------------------------------------------------------------------------------------------------------------------

$52                         $164                       $285                               $640



                        This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

Under the fund's management contract, Dreyfus has agreed to pay all of the fund's expenses, except management fees, shareholder services fees, brokerage commissions, taxes, interest, fees and expenses of independent counsel to the fund and the non-interested board members, and extraordinary expenses.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

Dreyfus Small Cap Stock Index Fund

Dreyfus International Stock Index Fund
------------------
Ticker Symbol: DIISX

GOAL/APPROACH

The portfolio seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (Free) Index (EAFE((reg.tm))). To pursue this goal, it invests in a representative sample of stocks of foreign companies included in the EAFE index, and in futures whose performance is tied to certain countries included in the index.

The fund attempts to have a correlation between its performance and that of the index of at least .95, before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The fund's portfolio is selected by a "sampling" process based on country, market capitalization, industry weightings and other benchmark characteristics. The fund expects to invest in approximately 550 or more of the stocks in the EAFE index. Under these circumstances, the fund maintains approximately the same weighting for each stock as the index does.

The EAFE index is a broadly diversified international index composed of the equity securities of approximately 1,000 companies located outside the U.S. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. Because of this weighting, as of December 29, 2000, approximately 22.63% of the index was composed of Japanese securities.

Concepts to understand

FOREIGN COMPANY: a company organized under the laws of a foreign country or for which the principal trading market is in a foreign country; or a company organized in the U.S. with a majority of its assets or business outside the U.S

MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The value of your investment in the fund will go up and down, which means that you could lose money.

The fund's performance will be influenced by political, social and economic factors affecting foreign companies. These risks include exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, a lack of comprehensive company information, political instability and differing auditing and legal standards. Each of these risks could result in more volatility for the fund.

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

The correlation between fund and index performance may be affected by the fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.


Other potential risks

The fund may invest in stock index futures as a substitute for the sale or purchase of securities, and may enter into foreign currency forward and futures contracts to maintain the approximate currency exposure of the EAFE index. These investment techniques could carry additional risks such as losses due to unanticipated market price movements, and could also reduce the opportunity for gain.

Dreyfus International Stock Index Fund

PAST PERFORMANCE

The bar chart and table below show some of the risks of investing in the fund. The bar chart shows the changes in the fund's performance from year to year. The table compares the fund's average annual total return to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (Free) Index
(EAFE), a broad measure of stock performance. Of course, past performance is no guarantee of future results.
                        --------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

                                                 19.36  27.29  -15.66
91     92     93     94     95     96     97     98     99     00


BEST QUARTER:                                 Q4 '98        +20.33%

WORST QUARTER:                                Q3 '98        -14.46%
                        --------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                     Since
                                                                   inception
                                                  1 Year           (6/30/97)
--------------------------------------------------------------------------------

FUND                                              -15.66%            4.31%

MSCI EAFE

INDEX                                             -14.17%            5.16%

What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge
(load) or Rule 12b-1 distribution fees.
                        --------------------------------------------------------

Fee table

SHAREHOLDER TRANSACTION FEES

% OF TRANSACTION AMOUNT

Maximum redemption fee*
1.00%

CHARGED ONLY WHEN SELLING SHARES

OWNED FOR LESS THAN SIX MONTHS
                        --------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                           0.35%

Shareholder services fee                                                  0.25%

Other expenses                                                            0.00%
                         -------------------------------------------------

TOTAL                                                                     0.60%

* GENERALLY, NO REDEMPTION FEE WILL BE CHARGED UPON THE REDEMPTION OR EXCHANGE OF FUND SHARES PURCHASED THROUGH OMNIBUS ACCOUNTS.

                        --------------------------------------------------------



Expense example

1 Year                           3 Years                    5 Years                           10 Years

--------------------------------------------------------------------------------------------------------------------

$61                               $192                       $335                               $750


                        This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

Under the fund's management contract, Dreyfus has agreed to pay all of the fund's expenses, except management fees, shareholder services fees, brokerage commissions, taxes, interest, fees and expenses of independent counsel to the fund and the non-interested board members, and extraordinary expenses.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

Dreyfus International Stock Index Fund

MANAGEMENT

The investment adviser for each fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $162 billion in over 190 mutual fund portfolios. For the past fiscal year, each of Dreyfus MidCap Index Fund and Dreyfus Small Cap Stock Index Fund paid Dreyfus a management fee at the annual rate of 0.25% of the fund's average daily net assets and Dreyfus International Stock Index Fund paid Dreyfus a management fee at the annual rate of 0.35% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $520 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

Portfolio management

Dreyfus manages each fund by making investment decisions based on the fund's investment objectives, policies and restrictions in order to match the performance of its respective index.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Each fund, Dreyfus and Dreyfus Service Corporation (each fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

Management

FINANCIAL HIGHLIGHTS

Dreyfus MidCap Index Fund

This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                   YEAR ENDED OCTOBER 31,

                                                              2000           1999           1998            1997           1996
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Net asset value, beginning of period                          24.14          25.80           26.55          21.32          19.40

Investment operations:

      Investment income -- net                                .22(1)         .21(1)            .27            .25            .28

      Net realized and unrealized
      gain (loss) on investments                               6.07           4.46            1.16           6.25           2.81

Total from investment operations                               6.29           4.67            1.43           6.50           3.09

Distributions:

      Dividends from investment
      income -- net                                           (.20)          (.31)           (.23)          (.27)          (.30)

      Dividends from net realized gain
      on investments                                         (4.47)         (6.02)          (1.99)         (1.00)          (.87)

Total distributions                                          (4.67)         (6.33)          (2.22)         (1.27)         (1.17)

Redemption fee added to paid-in capital                       .00(2)         .00(2)           .04             --             --

Net asset value, end of period                                25.76          24.14           25.80          26.55          21.32

Total return (%)                                              30.77          20.48            5.88          32.02          16.65
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                     .50            .50             .50            .50            .50

Ratio of net investment income
to average net assets (%)                                       .90            .90             .98           1.07           1.49

Decrease reflected in above expense ratios
due to actions by Dreyfus (%)                                    --             --              --            .09            .17

Portfolio turnover rate (%)                                   45.74          50.17           67.85          20.15          14.66
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                       487,756        282,544         251,772        221,017        170,987

(1)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(2)  AMOUNT REPRESENTS LESS THAN $.01.

FINANCIAL HIGHLIGHTS

Dreyfus Small Cap Stock Index Fund

This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                          YEAR ENDED OCTOBER 31,

                                                                            2000           1999            1998         1997(1)
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Net asset value, beginning of period                                        13.03           12.16          13.90         12.50

Investment operations:

      Investment income -- net                                             .03(2)          .04(2)            .04           .02

      Net realized and unrealized gain (loss)
      on investments                                                         3.06            1.38         (1.60)          1.38

Total from investment operations                                             3.09            1.42         (1.56)          1.40

Distributions:

      Dividends from investment income -- net                               (.04)           (.05)          (.02)            --

      Dividends from net realized gain on investments                       (.59)           (.50)          (.16)            --

Total distributions                                                         (.63)           (.55)          (.18)            --

Net asset value, end of period                                              15.49           13.03          12.16         13.90

Total return (%)                                                            24.64           11.86        (11.38)       11.20(3,4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of operating expenses to average net assets (%)                         .50             .50            .50          .17(4)

Ratio of interest expense and loan commitment fees
to average net assets (%)                                                     .01             .01             --            --

Ratio of net investment income
to average net assets (%)                                                     .21             .34            .35          .13(4)

Portfolio turnover rate (%)                                                 36.89           41.97          25.14        10.59(4)
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                      59,628          35,991         24,325        18,081

(1) FROM JUNE 30, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1997.

(2) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3) EXCLUSIVE OF REDEMPTION FEE.

(4) NOT ANNUALIZED.


Financial Highlights

FINANCIAL HIGHLIGHTS

Dreyfus International Stock Index Fund

This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                          YEAR ENDED OCTOBER 31,

                                                                            2000           1999            1998         1997(1)
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Net asset value, beginning of period                                        14.95           12.25          11.27         12.50

Investment operations:

      Investment income -- net                                               .19(2)         .17(2)           .12           .07

      Net realized and unrealized gain (loss)
      on investments                                                        (.78)            2.62            .96        (1.30)

Total from investment operations                                            (.59)            2.79           1.08        (1.23)

Distributions:

      Dividends from investment income -- net                               (.18)           (.09)          (.10)            --

Net asset value, end of period                                              14.18           14.95          12.25         11.27

Total return (%)                                                           (4.09)           22.87           9.68     (9.84)(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                   .60             .60            .60         .20(3)

Ratio of net investment income
to average net assets (%)                                                    1.21            1.27           1.32         .32(3)

Portfolio turnover rate (%)                                                 15.32            9.01          22.62         .16(3)
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                      51,619          37,504         24,887         9,246

(1) FROM JUNE 30, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1997.

(2) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3) NOT ANNUALIZED.

Your Investment

ACCOUNT POLICIES

Buying shares

TO PURCHASE FUND SHARES, contact your MPAM account officer.

YOU PAY NO SALES CHARGES to invest in these funds. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Each fund's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.

Selling shares

TO SELL (REDEEM) OR EXCHANGE FUND SHARES, contact your MPAM account officer.

YOU MAY SELL SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

BEFORE SELLING RECENTLY PURCHASED SHARES, please note that if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares.

Your Investment

General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify that the order is from an MPAM account officer or their designee.

EACH FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

Each fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

DISTRIBUTIONS AND TAXES

EACH FUND USUALLY PAYS ITS SHAREHOLDERS DIVIDENDS from its net investment income, and distributes any net capital gains it has realized once a year. Your distributions will be reinvested in your fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

FUND DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
                        --------------------------------------------------------

Taxability of distributions

Type of                                    Tax rate for    Tax rate for
distribution                               15% bracket     28% bracket or above
                        --------------------------------------------------------

INCOME                                     ORDINARY        ORDINARY
DIVIDENDS                                  INCOME RATE     INCOME RATE

SHORT-TERM                                 ORDINARY        ORDINARY
CAPITAL GAINS                              INCOME RATE     INCOME RATE

LONG-TERM
CAPITAL GAINS                              8%/10%          18%/20%

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions

Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The table at right also can provide a guide for your potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 28% and above tax bracket, purchased after December 31, 2000.

Your Investment

For More Information

                        Dreyfus Small Cap Stock Index Fund Dreyfus International Stock Index Fund
                        -----------------------------
                        SEC file number:  811-5883

                        Dreyfus MidCap Index Fund
                        -----------------------------
                        SEC file number:  811-6325

                        More information on these funds is available free upon request, including the following:

                        Annual/Semiannual Report

                        Describes a fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

                        Statement of Additional Information (SAI)

                        Provides more details about a fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call your MPAM Account Officer or 1-888-281-7350

BY MAIL Write to your MPAM Account Officer c/o Mellon Bank, N.A. One Mellon Bank Center Pittsburgh, PA 15258

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

      http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or, by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2001 Dreyfus Service Corporation                         INDXP0601MPAM